Exhibit 3.145

STATE OF MINNESOTA

DEPARTMENT OF STATE

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of Incorporation, duly signed and acknowledged under oath, have been filed for record in the office of the Secretary of State, on the 15th day of July, A.D. 1985 for the incorporation of YONAK LANDFILL, Inc. under and in accordance with the provisions of Minnesota Statutes, Chapter 302A,

NOW, THEREFORE, by virtue of the powers and duties vested in me by law, as Secretary of State of the State of Minnesota, I do hereby certify that the said

YONAK LANDFILL, INC.

is a legally organized Corporation under the laws of this State.

Witness my official signature hereunto subscribed and the Great Seal of the State of Minnesota hereunto affixed this fifteenth day of July in the year of our Lord one thousand nine hundred and eighty-five

Secretary of State

ARTICLES OF INCORPORATION OF YONAK LANDFILL, INC.

I, the undersigned incorporator, being a natural person 18 years of age, or older, in order to form a corporate entity under Minnesota Statutes, Chapter 302A, hereby adopt the following Articles of Incorporation:

ARTICLE I.

The name of this corporation is: YONAK LANDFILL, INC.

ARTICLE II.

The registered office of this corporation is located at: Route 1, Box 56A, Buffalo, MN 55313.

ARTICLE III.

The corporation is authorised to issue an aggregate total of 100,00 shares. The Board of Directors shall have authority to establish more than one class or series of share.

ARTICLE IV.

No shareholder of this corporation shall be entitled to any cumulative voting rights.

ARTICLE V.

No Shareholder of this corporation shall have any preemptive rights to acquire any unissued securities or rights to purchase securities of this corporation before this corporation may offer them to other persons.

ARTICLE VI.

The number of Directors which shall constitute the whole Board shall be at least four, except that in the event that all of the shares of the corporation are owned beneficially and of record by fewer than four shareholders, the number of Directors may be equal to the number of shareholders. The number of Directors at any time shall be as prescribed in the By-Laws.

The initial Board of Directors shall consist of four directors serving for an indefinite term expiring at the next regular meeting of the shareholders. The names of the initial four directors, who shall hold office until the expiration of their terms and until their successors are elected and qualified are: Rose M. Yonak, Wayne A. Yonak, Rodney A. Yonak and Keven L. Yonak.

ARTICLE VII.

The holders of a majority of the Common Shares of this corporation then outstanding shall have the power to amend these Articles of Incorporation, to adopt an agreement of consolidation or merger, and to authorize the Board of Directors to sell, lease, exchange, or otherwise dispose of all, or substantially all, of the property and assets of this corporation, including, its goodwill, upon such terms and conditions and for such consideration, which may be money, shares, bonds or other instruments for the payment of money or other property, as the Board of Directors deems expedient.

ARTICLE VIII.

The name and address of the incorporator is:

Name	Mailing Address

Rose M. Yonak	1513 Hilltop Drive Monticello, MN 55362

IT WITNESS WHEREOF, I have hereunto set my hand this 10 day of July, 1985.

Rose M. Yonak

STATE OF MINNESOTA	)
)ss
COUNTY OF HENNEPIN	)

The foregoing instrument was acknowledged before me this 10 day of July, 1985, by Rose M. Yonak.

Notary Public, County, MN
My commission expires:

NOTICE OF INTENT OF VOLUNTARY PROCEEDINGS FOR THE DISSOLUTION OF YONAK LANDFILL, INC.

The undersigned being all of the shareholders and Directors of this Corporation organized under or subject to the provisions of, Chapter 302A, Minnesota Statutes, as amended, certify that all shareholders entitled to vote signed the following written action on September 12, 1988 at the registered office of the Corporation pursuant to Minn. Stats. §302A.721, Subd. 2:

WHEREAS, the undersigned, all of the shareholders and Directors of this Corporation, recognizing the increasingly difficult business climate in which the corporation has had to operate, and

WHEREAS, after much discussion and deliberate thought, the undersigned perceive that there are certain advantages to dissolving the corporation,

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the proposed plan of dissolution of the corporation be and hereby is approved and that the process of dissolution of the corporation be now commenced.

BE IT FURTHER RESOLVED, that this corporation hereby institutes, effective on the date a certificate incorporating this resolution is filed for record with the Minnesota Secretary of State, proceedings for its voluntary dissolution under Chapter 302A.721 to 302A.733, Minnesota Statutes, and that Wayne A. Yonak, whose address is Rt. 1, Box 56, Buffalo, MN 55313, Kevin L. Yonak, whose address is Rt. 1, Box 56, Buffalo, MN 55313, and Rodney A. Yonak whose address is Rt. 1, Box 56, Buffalo, MN 55313, be designated the trustees to conduct the winding up of the affairs of this corporation subject to the provisions of Chapter 302A, Minnesota Statutes, as amended, and that they are hereby authorized, empowered and directed in the name of and on behalf of this corporation to prepare and execute a certificate of this corporation setting forth this resolution, and to cause such certificate to be filed and recorded as required by law, at such time as they deem appropriate, to effect the dissolution of this corporation.

IN WITNESS WHEREOF, the undersigned have executed this Instrument.

Dated: September 12, 1988

Wayne A. Yonak

Rodney A. Yonak

Kevin L. Yonak

STATE OF MINNESOTA	)
)ss.
COUNTY OF HENNEPIN	)

On this 12 day of September, 1988, before me personally appeared Wayne A. Yonak, Rodney A. Yonak and Kevin L. Yonak, to me known to be, respectively, the President, Vice President and the Secretary of Yonak Landfill, Inc. who executed the foregoing instrument and acknowledged that they executed the same as their free act and deed as such President, Vice President and Secretary, respectively.

Notary Public

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF YONAK LANDFILL, INC.

The undersigned, Wayne A. Yonak, the President of YONAK LANDFILL, INC., a Minnesota corporation, does hereby certify that by Minutes of Action of the Shareholders dated April 5, 1991, the shareholders of the Corporation assented to and adopted the resolution hereinafter set forth changing the same of the Corporation to FOREST CITY ROAD LANDFILL, INC.:

Resolution Authorizing Amendment of Articles of Incorporation

WHEREAS, it is deemed in the best interest of the Corporation to change its corporate name to Forest City Road Landfill, Inc.;

NOW, THEREFORE, IT IS HEREBY

RESOLVED, that the undersigned, the holders of all issued and outstanding shares of Yonak Landfill, Inc., a Minnesota corporation, hereby consent that Article I of the Articles of Incorporation be amended by deleting it in full and inserting in its place the following Article 1:

ARTICLE 1.

NAME

The name of the Corporation shall be “FOREST CITY ROAD LANDFILL, INC.”

FURTHER RESOLVED, that the President of the Corporation be and hereby is authorized and directed to make, execute and acknowledge Articles of Amendment embracing the foregoing amendment and to cause such Articles of Amendment to be filed for record in the manner required by law.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 5th day of April, 1991.

Wayne A. Yonak, President

NOTICE OF CHANGE OF REGISTERED OFFICE – Registered Agent or Both by

Name of Corporation	Forest City Road Landfill, Inc.

Pursuant to Minnesota Statutes, Section 302A.123, 303.10, 317.19, 317A.123 or 309A.025 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation’s registered office and/or agent to:

Agent’s Name              If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE CORPORATE NAME

NONE

Address (No. & Street) 6480 County Road 12 N.	(You may not list a P.O. Box, but you may list a rural route and box number

City	County		Zip
Buffalo	Wright	MN	55313

Mailing Address	(If different than address above – P.O. Box is acceptable)

City	County	MN	Zip

The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes. Section 302A.011. Subd.3., 303.02, Subd. 5., 317.02 Subd. 13., 317A 01 Subd. 2.

This change is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State, in this box:

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.

Name of Office or Other Authorized Agent or Corporation	Signature

Wayne A. Yonak	Date 4-9-73

Do not write below this line. For Secretary of State use only.

Receipt Number	File Data

Filing Fee: $35.00

Return to:

Business Service Division

Office of the Secretary of State

180 State Office Building

St. Paul, MN 55155

(612) 296-2603

Make checks payable to: Secretary of State

ACTION BY CONSENT OF THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FOREST CITY ROAD LANDFILL, INC.

The undersigned, being all of the Shareholders and members of the Board of Directors of Forest City Road Landfill, Inc., a Minnesota Corporation, do hereby consent in writing, in lieu of a meeting pursuant to the authority of Minn. Stat. Sec. 302A.441 and Minn. Stat. Sec. 302A. 239 of the Minnesota Business Corporation Act, and do hereby unanimously adopt the following Resolutions in writing, the same to be of the same force and effect as if duly adopted at a special meeting of the Shareholders and Board of Directors of this Corporation:

RESOLUTION AUTHORIZING REPEAL OF NOTICE OF INTENT TO DISSOLVE

WHEREAS, on September 28, 1988, the Corporation filed a Notice of Intent to Dissolve with the Secretary of State and no further action was taken by the Corporation; and

WHEREAS, it is in the best interests of the Corporation that said Notice of Intent to Dissolve be revoked.

BE IT RESOLVED, the Notice of Intent to Dissolve is hereby revoked and that the officers of this Corporation are hereby authorized and directed to take the necessary action to fulfill the above resolution.

IN WITNESS WHEREOF, the parties hereto set their hands this 12th day of July, 1994.

Wayne A. Yonak

Shareholder/Director

Rodney A. Yonak

Shareholder/Director

Kevin L. Yonak

Shareholder/Director

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF FOREST CITY ROAD LANDFILL, INC.

The undersigned hereby adopts these Amended and Restated Articles of Incorporation pursuant to the provisions of the Minnesota Business Corporation Law, which Amended and Restated Articles of Incorporation shall supersede and take the place of the Corporation’s existing Articles of Incorporation, and any amendments thereto.

ARTICLE I

The name of the Corporation shall be Forest City Road Landfill, Inc.

ARTICLE II

The aggregate number of shares of stock that the Corporation shall have authority to issue shall be 9,000 shares of stock, designated as “Common Stock,” with a par value of Ten Cents ($0.10) per share.

ARTICLE III

The number of the directors of the Corporation shall be such number as is fixed from time to time by and in the manner provided for in the Bylaws. Each director shall hold office until his or her successor shall have been elected and qualified or until his or her death, resignation or removal from office in the manner provided by law or the Bylaws of the Corporation. Directors shall have full power and authority to manage the business and regulate the affairs of the Corporation.

ARTICLE IV

The registered office of the Corporation is located at c/o The Prentice-Hall Corporation System, Inc., Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE V

The Effective Date of these Amended and Restated Articles of Incorporation shall be the date of the filing of these Amended and Restated Articles with the Secretary of State of the State of Minnesota.

The undersigned officer of Forest City Road Landfill, Inc., a Minnesota corporation with its registered office in Hennepin County, Minnesota, certifies that the foregoing restatement of the Articles of Incorporation of said corporation was consented to in writing on August 1, 1994 in accordance with Section 302A.239 and 302A.441 of the Minnesota Business Corporation Act by the directors of the Corporation and by shareholders of all shares entitled to vote with respect to the subject matter of said amendment duly signed by said shareholders or in their names by their duly authorized attorneys.

EXECUTED as of the 1st day of August, 1994.

FOREST CITY ROAD LANDFILL, INC.

By:
Robert T. Glebs, Vice President

[NO SEAL]

MINNESOTA SECRETARY OF STATE AMENDMENT OF ARTICLES OF INCORPORATION

BEFORE COMPLETING THIS FORM, PLEASE READ INSTRUCTIONS LISTED BELOW.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Forest City Road Landfill, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

Effective Date: January 2, 1996

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text or newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form         )

ARTICLE I

The corporate name shall be Superior FCR Landfill, Inc.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

FOREST CITY LANDFILL, INC.

By:
Peter J. Ruud, Secretary
Signature of Authorized Person

STATE OF MINNESOTA

SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE/

REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Corporation Name:

Superior FCR Landfill, Inc.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

405 SECOND AVENUE, SOUTH	MINNEAPOLIS	MN	55401

Street	City	State	Zip Code

3. Registered Agent (Registered agents are required for foreign corporations but optional for Minnesota corporations):

C T CORPORATION SYSTEM INC.

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE CORPORATE NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the company’s registered office and/or agent as listed above.

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in Minnesota Statutes 69.48 as if I had signed this certificate under oath.

Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Amy Richards (800) 475-1212
please print legibly

MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.

2. There is a $35.00 fee payable to the Secretary of State for filing this “Amendment of Articles of Incorporation”.

3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Superior FCR Landfill, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

December 31, 2002

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form        .)

ARTICLE 1

The name of the corporation shall be Onyx FCR Landfill, Inc.

This amendment has been approved pursuant to Minnesota Statute chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number or contact person:	Melissa A. Wild (414) 479-7800
Please print legibly

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

If you have any questions please contact the Secretary of State’s office at (851)296-2803.

RETURN TO: Secretary of State

180 State Office Bldg., 100 Constitution Ave.

St. Paul, MN 55155-1299, (851)296-2803

STATE OF MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.

2. There is a $35.00 fee payable to the Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT) for filing this “Amendment of Articles of Incorporation”

3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Onyx FCR Landfill, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

7/1/2006

Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 1         .)

ARTICLE I

The name of the corporation shall be Veolia ES Rolling Hills Landfill, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person:	Joyce Hansen (414)479-7802
Please print legibly

If you have any questions please contact the Secretary of State’s office at (651)296-2803.

MAIL TO: Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Bldg. 60 Empire Drive, Suite #100, St. Paul, MN 55103.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State’s Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803.

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF

REGISTERED OFFICE/REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Entity Name:

See Attached List

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number.

A post office box is not acceptable.

100 South Fifth St., Suite 1075	Minneapolis	MN	55402
Street	City	State	Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

(Signature of Authorized Person)

Name and telephone number of a Contact Person:	Marie Hauer (212)894-8504
please print legibly

Filing Fee: For Profit Minnesota Corporations; Cooperatives and Limited Liability Companies: $35.00.

Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT).

MAIL TO: Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Bldg, 60 Empire Drive, Suite #100, St. Paul, MN 55103.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 1

Charter#	Type	Business Name	Charter#	Type	Business Name
6K-890	DC	1145 ARGYLE CORPORATION	11K-975	DC	bi-pro Marketing U.S.A. Limited, Inc.
6H-874	DC	717 HB Minneapolis, Inc.	2213010-2	DC	Bio Security Cooperative of America
4Y-1	DC	A P Meritor, Inc.	1865632-2	DC	BKP HOLDINGS INC.
1585630-2	DC	AAA Galvanizing of Minnesota, Inc.	1125711-2	DC	BlackRidge Financial, Inc.
12G-74	DC	Accurate Contracting, Inc.	2094517-2	DC	Blue Water Home Design Studio Inc.
5Q-207	DC	ACN Group, Inc.	3F-273	DC	Boart Longyear International Holdings, Inc.
9S-697	DC	ACRO Business Finance Corp.	7H-845	DC	BOMBARDIER CAPITAL RAIL INC.
6H-932	DC	ACT Teleconferencing Services, Inc.	1509795-2	DC	Bombay Vegan Inc.
8L-987	DC	ACT Video Conferencing Inc.	2200881-7	DC	Book Warehouse of Medford, Minnesota, Inc.
389-AA	DC	ADM Milling Co.	2196028-2	DC	Border States Electric Supply of Minnesota, Inc.
1359944-2	DC	Advance Digital Concepts Inc.	1R-866	DC	BounceBackTechnologies.com, Inc.
10Y-107	DC	Advanced Component Technologies, Inc.	1F-666	DC	Brass Company
2214228-2	DC	Advanced Home Services Inc.	4P-705	DC	BROWN & BIGELOW, INC.
4B-808	DC	Advanced Respiratory, Inc.	2D-274	DC	Burckhardt Asset Subsidiary, Inc.
12A-113	DC	Advanced Specialized Technologies, Inc.	11B-4	DC	BURKE GROUP MINNESOTA INC.
1950546-2	DC	Advantix Corporation	G-802	DC	Burns Manufacturing Company
4N-920	DC	AEGON Financial Services Group, Inc.	9P-246	DC	Burnsville Sanitary Landfill, Inc.
2203446-2	DC	AFC of Minnesota Corporation	26628-AA	DC	Butler Brothers

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 2

Charter#	Type	Business Name	Charter#	Type	Business Name
228-AA	DC	Aggregate Industries - North Central Region, Inc.	6W-71	DC	Cajian Bell, Inc.
11X-798	DC	Aggregate Industries Land Company, Inc.	1056538-2	DC	Camden Culinary, Inc.
1219221-4	DC	Ainsworth Corp.	10E-114	DC	Campoco, Inc.
1914338-2	DC	AJ’s Sales & Service Inc.	2U-900	DC	Canaccord Capital Corporation (USA), Inc.
1327738-2	DC	Alan deJesus, Inc.	5P-445	DC	Cannon Technologies, Inc.
7P-821	DC	ALBERT LEA NEWSPAPERS, INC.	11V-344	DC	Carbon Collaborative, Inc.
12O-363	DC	Aldi Inc. (Minnesota)	7O-22	DC	Caribou Coffee Company, Inc.
10I-447	DC	Alias, Inc.	11C-880	DC	Caritas Technologies, Inc.
6A-470	DC	ALL AMERICAN SEMICONDUCTOR OF MINNESOTA, INC.	2223154-2	DC	Carnegie Funding Inc.
7W-907	DC	ALLAN WEST CONSULTING, Inc.	7Z-27	DC	CCT - Mall of America I, Incorporated
1823145-2	DC	Allied Pharmacy Cooperative	2R-96	DC	CenterTherapy, Inc.
4U-1005	DC	ALMO DISTRIBUTING MINNESOTA, INC.	N-804	DC	Central Roofing Company
648-AA	DC	Ambassador West Apartments, Inc.	2088666-3	DC	Century Park Pictures Corporation
8R-325	DC	AMERIC DISC U.S.A. - MINNESOTA INC.	W-502	DC	CenturyTel of Minnesota, Inc.
2213010-4	DC	America’s Agricultural workforce Cooperative	1957147-2	DC	Cerealogy Incorporated
I-495	DC	American Uniform Co.	5K-937	DC	Certified Power, Inc.
2042928-2	DC	AnA English Worldwide Co.	9Y-141	DC	Certiport, Inc.
9W-156	DC	Antique Auto Restoration, Inc.	3H-679	DC	CF Companies, Inc.
1O-109	DC	Applied Fluid Power, Inc.	1101482-2	DC	CG Applied Economic Analysis, Inc.
11E-52	DC	Art ‘N Soul of Minnesota, Inc.	6C-248	DC	Champps Operating Corporation
9Q-453	DC	Associated Material Handling (Minnesota), Inc.	12J-917	DC	Charlie’s Clean Cars, Inc.
2159881-2	DC	Assured Performance Cooperative	4V-1085	DC	Checker Flag Parts, Inc.
12J-184	DC	Atlas Cold Storage USA Inc.	5C-507	DC	Chex Systems, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 3

Charter#	Type	Business Name	Charter#	Type	Business Name
10J-498	DC	ATM Management Services, Inc.	7V-686	DC	Cirrus Aircraft Corporation
7P-820	DC	AUSTIN NEWSPAPERS, INC.	6P-396	DC	CitiFinancial Auto, Ltd.
8K-106	DC	AUTOMATIC GARAGE DOOR AND FIREPLACES, INC.	E-588	DC	CitiFinancial Services, Inc.
1359954-2	DC	Baldwin Financial Corporation	1M-827	DC	Clariant Life Science Molecules (America) Inc.
7P-639	DC	BANCNORTH INVESTMENT GROUP, INC.	8P-493	DC	Clark E. Johnson, Jr., Limited
1864993-2	DC	Bannecker Design & Manufacturing Cooperative	2W-950	DC	Cliffs Biwabik Ore Corporation
8A-440	DC	Banta Direct Marketing, Inc.	4D-606	DC	Comcast MO of Burnsville/Eagan, Inc.
11X-776	DC	Banta Finance Corporation	5G-984	DC	Comcast MO of Minnesota, Inc.
1053702-2	DC	Barge Channel Road Company	4C-370	DC	Comcast MO of Quad Cities, Inc.
726-AA	DC	Bay State Milling Company	4D-611	DC	Comcast MO of the North Suburbs, Inc.
1523559-2	DC	Bear Stearns Residential Mortgage Corporation - Mi	4H-491	DC	Comcast of St. Paul, Inc.
T-500	DC	Bell Industries, Inc.	7S-753	DC	Comcast Phone of Minnesota, Inc.
2090039-8	DC	Benchmark Hospitality of Minnesota, Inc.	2P-1011	DC	Comfort Systems USA (Twin Cities), Inc.
Q-302	DC	Beneficial Loan & Thrift Co.	2G-319	DC	CompuCom IT Solutions, Inc.
8Y-610	DC	BENEFIT INFORMATION SERVICES, INC.	J-554	DC	Contel of Minnesota, Inc.
3F-507	DC	Benson-Quinn Commodities, Inc.	6-AA	DC	Continental Machines, Inc.
6Y-386	DC	Best Vendors Management Company, Inc.	2135575-2	DC	CooperationWorks!
U-374	DC	CORUS BANKSHARES, INC.	8M-255	DC	Faithful+Gould, Inc.
4D-182	DC	CRYSTEEL INTERNATIONAL MARKETING, LTD.	611-AA	DC	Federal Cartridge Company
1Q-665	DC	Crysteel Manufacturing, Inc.	7P-822	DC	FERGUS FALLS NEWSPAPERS, INC.
78-919	DC	CSI Staff, Incorporated	10N-517	DC	Fieldwork Minneapolis, Inc.
6K-435	DC	Culligan Store Solutions, Inc.	4L-581	DC	FILTRA TECH SYSTEMS, INC.
81-67	DC	D & K OF MINNESOTA, INC,	11M-969	DC	First Choice Bancorp

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 4

Charter#	Type	Business Name	Charter#	Type	Business Name
5N-197	DC	DACCO/DETROIT OF MINNESOTA, INC.	12L-486	DC	First NLC, Inc.
2C-150	DC	Dakota Barge Service, Inc.	6Y-975	DC	First Protection Company
3G-777	DC	Dalson Foods, Inc.	3J-929	DC	First Protection Corporation
6W-38	DC	Dan & Jerry’s Greenhouses, Inc.	5F-1077	DC	First Team Sports, Inc.
5I-548	DC	Dan’s Prize, Inc.	10T-617	DC	Flair Flexible Packaging Corp. (USA)
8C-326	DC	Danbury Printing & Litho, Inc.	1Z-718	DC	Flavorite Laboratories, Inc.
1944929-2	DC	Dart Acquisition Corp.	11T-776	DC	Fortran Traffic Systems, Inc.
26395-AA	DC	DCCO Inc.	5Q-51	DC	FORUM BIG SAND LAKE CO.
1F-1	DC	Dee-Co Holdings, Inc.	6Z-122	DC	FRONTIER COMMUNICATIONS OF MINNESOTA, INC.
838830-2	DC	Definity Health of New York, Inc.	1447265-2	DC	FRUITFUL BOUGH, INC.
4P-32	DC	DELTA INTERNATIONAL MACHINERY CORP.	O-800	DC	Fullerton Properties, Inc.
1364040-3	DC	Deluxe Enterprise Operations, Inc.	6F-260	DC	Future Dreams Inc.
2049525-2	DC	Deluxe Johnson Corporation, Inc.	1Y-621	DC	G.M. Stewart Lumber Company, Inc.
1364040-2	DC	Deluxe Manufacturing Operations, Inc.	1972954-2	DC	G. Howard Inc.
1364040-4	DC	Deluxe Small Business Sales, Inc.	7T-922	DC	G.J. Hartman Corporation
6H-580	DC	Designer Doors Incorporated	4U-578	DC	GALLERY PHYSICAL THERAPY CENTER, INC.
20-431	DC	Detector Electronics Corporation	677845-2	DC	Gallop Technologies, Inc
1325818-4	DC	DGI Holding Corp.	6W-906	DC	GAME FINANCIAL CORPORATION
3Q-392	DC	Discount Tire Company of Minnesota, Inc.	5W-606	DC	Gamestop, Inc.
12K-835	DC	Diversified Web Systems, Inc.	12G-73	DC	GCM xpress Inc.
7H-889	DC	DLR Group inc.	8L-725	DC	GDM Software Inc
F-133	DC	DoALL Industrial Supply Corp.	12J-945	DC	GE Osmonics, Inc.
7Q-542	DC	DPW Publishing, Inc.	1771163-3	DC	GEM Wellness Products & Services Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 5

Charter#	Type	Business Name	Charter#	Type	Business Name
11L-837	DC	DRI-STEEM Corporation	12G-101	DC	Gemini Partners, Inc.
26591-AA	DC	Duluth, Winnipeg and Pacific Railway Company	740072-3	DC	Gen-ID Lab Services, Inc
1925649-2	DC	Dutch Holdings, Inc.	11D-407	DC	Geneon Entertainment (USA) Inc
IZ-225	DC	Dyco Petroleum Corporation	7F-127	DC	GenOx Corporation
6S-76B	DC	E-Z-Dock, Inc.	1725094-2	DC	Glenn Taylor & Associates, Inc.
N-541	DC	E. F. Johnson Company	740282-3	DC	gohman sales corporation
9K-432	DC	ECA Marketing, Inc.	1W-224	DC	Granite City Ready Mix, Inc.
1438285-8	DC	EFS Inc.	8S-396	DC	Grede-St. Cloud, Inc.
10P-820	DC	eFunds Global Holdings Corporation	2E-483	DC	Green Giant International, Inc.
9U-353	DC	eFUNDS OVERSEAS, INC.	12C-372	DC	H & H Partners Inc.
798728-2	DC	Egmond Associates Ltd	582-AA	DC	H.D. HUDSON MANUFACTURING COMPANY
2X-1033	DC	Elk River Landfill, Inc.	6T-578	DC	H/C, Inc.
8X-147	DC	Elna International Corporation	1273-AA	DC	Hallett Construction Company
1013855-5	DC	Emerald Express, Inc.	26719-AA	DC	Hanson Pipe & Products Minnesota, Inc.
10N-822	DC	Empi Corp.	1421150-5	DC	Hanson Pipe & Products Ohio, Inc.
3R-418	DC	Empi, Inc.	X-625	DC	Hanson Structural Precast Midwest, Inc.
12G-177	DC	Encore Software, Inc.	9S-281	DC	Harsco Minnesota Corporation
3S-966	DC	Engineering Repro Systems, Inc.	10B-108	DC	Harsco Technologies Corporation
9F-218	DC	ENNUIGO, INC.	80-278	DC	Heartland Automotive Services, Inc.
5I-195	DC	Enterprise Leasing Company	4M-925	DC	Helix Energy Solutions Group, Inc.
10K-495	DC	EquiFirst Mortgage Corporation of Minnesota	6K-376	DC	HERZOG ENVIRONMENTAL, INC.
8J-446	DC	Equity One, Inc.	9W-414	DC	Hespeler Hockey Holding, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 6

Charter#	Type	Business Name	Charter#	Type	Business Name
5K-369	DC	Eschelon Telecom of Minnesota, Inc.	7V-633	DC	HFTA FOURTH CORPORATION
9V-110	DC	Evolvable Corporation	30-278	DC	Hibbing Taconite Holding Inc.
10C-921	DC	Express Payday Loans, Inc.	2005515-2	DC	HILL TOP INN MOTEL, INC.
1201759-2	DC	Express Plumbers Inc.	5A-371	DC	Hogenson Construction of North Dakota, Inc.
1336693-2	DC	Fabrique Horlogerie Internationale, Inc.	8L-150	DC	Home Savings Bancorp.
11O-500	DC	Pace Fire Inc.	9S-759	DC	Hormel Financial Services Corporation
1950290-4	DC	Fairview Road Company	4J-397	DC	HOTLINE PRODUCTS, INC.
4D-465	DC	Hubbard Broadcasting, Inc.	4B-346	DC	MARSHALLS OF RICHFIELD, MN., INC.
657581-2	DC	HWC, Inc.	1364040-5	DC	McBee Systems Ohio, Inc.
10I-54B	DC	Iceberg Acquisition, Inc.	6L-438	DC	McNeilus Companies, Inc.
4I-499	DC	In Home Health, Inc.	6O-58	DC	McNeilus Financial Services, Inc.
11F-711	DC	inergo corporation	1W-235	DC	McNeilus Truck and Manufacturing, Inc.
8J-729	DC	Infrared Solutions, Inc.	4T-936	DC	MEDALLION CABINETRY, INC.
4W-892	DC	Instantwhip-Minneapolis, Inc.	7T-518	DC	Medallion Capital, Inc.
11U-394	DC	Institute For Complementary & Alternative Medicine	Z-288	DC	Medical Arts Press, Inc.
991713-2	DC	Insurance Intermediaries Inc.	5Q-587	DC	Medtronic Asia, Ltd.
9R-965	DC	Integra Telecom of Minnesota, Inc.	1U-997	DC	Medtronic Bio-Medicus, Inc.
1265025-2	DC	Integrated Media Cooperative	5S-407	DC	Medtronic China, Ltd.
1P-254	DC	International Electra Exchange Corporation	8U-248	DC	Medtronic International Technology, Inc.
3672-AA	DC	Iowa Holding Company	6W-521	DC	Medtronic International Trading, Inc.
12K-17	DC	Iron Berries Inc	5S-919	DC	Medtronic Latin America, Inc.
7O-776	DC	Irresistible Ink, Inc.	1255969-4	DC	Medtronic Pacific Trading, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 7

Charter#	Type	Business Name	Charter#	Type	Business Name
S-467	DC	Island Inn Company	8H-898	DC	Medtronic Treasury International, Inc.
12J-515	DC	ISTATE TRUCK, INC.	8H-900	DC	Medtronic Treasury Management. Inc.
7D-547	DC	J. Griffin & Associates, Inc.	4R-233	DC	Medtronic USA, Inc.
12O-224	DC	Jennie-O Turkey Store International, Inc.	2N-808	DC	Medtronic World Trade Corporation
M-177	DC	Jennie-O Turkey Store, Inc.	1R-17	DC	Meggitt Defense Systems Caswell, Inc.
1852321-2	DC	JOHN F. TORTI ARCHITECTURAL CORPORATION	8P-55	DC	METCO HOLDINGS, INCORPORATED
1955897-2	DC	Jordan Motorworks Inc	2219961-2	DC	MIC Holdings, Inc.
1354665-2	DC	Kaboban Corporation	2125905-2	DC	Micro Craft Inc.
11T-778	DC	Katadyn North America, Inc.	K-51	DC	Mid-Continent Lumber Dealers Supply, Inc.
3K-108	DC	KBL Cablesystems of Minneapolis, Inc.	2035792-5	DC	MidCountry Mortgage Investments, Inc.
3N-814	DC	KBL Cablesystems of the Southwest, Inc.	1615174-2	DC	Midwest Comic Book Association Inc.
9M-882	DC	Kensington Cottages Corporation of America	11X-211	DC	Midwest Dental, Inc.
8W-317	DC	Kenzercorp of Minnesota, Inc.	1788189-4	DC	MIDWEST EQUITY CONSULTANTS, INC.
5E-483	DC	Keystone Retaining Wall Systems, Inc.	11M-148	DC	MIDWEST INSURANCE SALES, INC.
10J-164	DC	KIR Minnetonka 552, Inc.	2D-1037	DC	Midwest of Cannon Falls, Inc.
8P-992	DC	KMP, Inc.	D-688	DC	Miller & Holmes, Inc.
7E-119	DC	KMK DUNKA, INC.	5I-827	DC	MINNEAPOLIS MOTEL ENTERPRISES, INC.
1J-1103	DC	Knife River Corporation - North Central	5U-486	DC	Minnesota Cable Properties, Inc.
3V-472	DC	Kost, Inc.	1549183-2	DC	Minnesota Early Autism Project, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 8

Charter#	Type	Business Name	Charter#	Type	Business Name
8B-20	DC	KRUSE PAVING, INC.	8A-412	DC	Minnesota Harbor Service, Inc.
5M-183	DC	KSAX-TV, Inc.	8B-445	DC	Minnesota Lawn Maintenance, Inc.
1290234-2	DC	Lakes Chiropractic Clinic Inc.	1121867-2	DC	Minnesota Linked Bingo Inc.
6X-926	DC	Lallemand Specialties, Inc.	2200615-2	DC	minnesota outboard corporation
G-1125	DC	Lambert Transfer Company	12Q-166	DC	Minnesota Pallet Company, Inc.
11H-244	DC	Lancaster Laboratories, Inc.	7Q-43	DC	MINNESOTA PUBLISHERS, INC.
5P-196	DC	Landmark Contract Management, Inc.	1972963-2	DC	Minnesota Specialty Finance, Inc.
10B-719	DC	Landry’s Seafood House - Minnesota, Inc.	30298-AA	DC	Minnesota, Dakota & Western Railway Company
1291161-2	DC	LastCallPos, Inc.	E-998	DC	Mittal Steel USA-Ontario Iron Inc.
G-874	DC	LB Real Properties, Inc.	1Q-751	DC	MLT Inc.
2031700-2	DC	Lehat Financial Corp.	2A-616	DC	Monarch Industries, Inc.
12O-414	DC	Lettek Company	8E-997	DC	Morgan Stanley Credit Corporation of Minnesota
1T-927	DC	Life Uniform Company of Minnesota	1O-34	DC	Motel Sleepers, Inc.
1841736-2	DC	Lilbuddy Corporation	11B-243	DC	MP&E Inc.
9C-610	DC	LION HYDRAULICS INC.	1H-1027	DC	Mueller Sales Corp.
9R-928	DC	LISA MUELLER INC., INTERNATIONAL	550-AA	DC	MUTUAL SERVICE LIFE INSURANCE COMPANY
2131551-2	DC	Lithia of Minnesota, Inc.	4Q-82	DC	National Benefit Resources, Inc.
7N-301	DC	LONE STAR STEAKHOUSE & SALOON OF MINNESOTA, INC.	7G-253	DC	National Surgical Assistants Association, Inc.
1N-929	DC	LSI Corporation of America, Inc.	6U-553	DC	Navarre Biomedical, Ltd.
10S-54	DC	Macquarie Otfice (US) No 2 Corporation	1364040-6	DC	NEDS Payroll Services, Inc.
1197776-3	DC	Major League Merger Corporation	2223110-2	DC	Nelson Financial Corporation

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 9

Charter#	Type	Business Name	Charter#	Type	Business Name
11Pe-436	DC	Marathon Dairy Investment Corp.	7V-309	DC	NEO Corporation
7X-781	DC	MARCUS NORTHSTAR, INC.	8Q-979	DC	NES MINNESOTA, INC.
12M-265	DC	Mark David Real Estate Services Inc.	1240937-2	DC	NETECHNICA Inc.
11R-352	DC	NetPass Systems, Inc.	2I-607	DC	Octagon Risk Services, Inc.
9J-11	DC	NetSelector, Inc.	2109202-2	DC	Olson Brothers Distributing, Inc.
6A-195	DC	Neve, Inc.	11I-250	DC	Omni Workspace Company
6T-474	DC	New Money Express, Inc.	6A-300	DC	On Time Delivery Service, Inc.
7J-237	DC	New Perspective of Minnesota, Inc.	2L-874	DC	Ontario Eveleth Company
835119-10	DC	Newman Technology Partners, Inc.	2L-800	DC	Ontario Hibbing Company
9Z-321	DC	Nighthawk Transport, Incorporated	1196367-2	DC	Orlin Research, Inc.
2K-228	DC	Norstan Communications, Inc.	7C-899	DC	ORR-SCHELEN-MAYERON & ASSOCIATES, INC.
3I-1050	DC	Norstan Financial Services, Inc.	3A-463	DC	Orrin Thompson Construction Company
9P-189	DC	Norstan International, Inc.	4M-65	DC	ORRIN THOMPSON HOMES CORP.
X-1183	DC	Norstan, Inc.	10A-543	DC	Oshkosh/McNeilus Financial Services, Inc.
5F-353	DC	Nortel Cabin Corporation	5H-893	DC	OTTER TAIL VALLEY RAILROAD COMPANY, INC.
952274-3	DC	NORTH AMERICAN TITLE COMPANY	1560402-2	DC	PAN-MOR INC.
2017288-4	DC	North Industrial Road Company	8M-289	DC	Party America Franchising, Inc.
4L-861	DC	North Star Concrete Group, Inc.	10C-6	DC	Parvest, Inc.
2G-569	DC	North Star Ice, Inc.	1527241-2	DC	Paul Bunyan Tools, Inc.
7I-400	DC	Northern Healthcare, Inc.	783516-2	DC	Paul Weitz DVM, PSC

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 10

Charter#	Type	Business Name	Charter#	Type	Business Name
6Y-78	DC	NORTHERN SUPPLY COMPANY, INC.	9N-663	DC	Pen Rite Systems, Inc.
IO-1169	DC	NORTHSTAR MATERIALS, INC.	11G-919	DC	Pet Services of Minnesota, P.C.
A-517	DC	Northwest Airlines, Inc.	5Y-266	DC	Peterson Demolition, Inc.
9A-646	DC	NovaCare Rehabilitation, Inc.	9W-503	DC	PhytoLabs, Inc.
4F-1154	DC	NUGGET DRILLING CORPORATION	5F-522	DC	Pickands Hibbing Corporation
11W-853	DC	NutriVision, Inc.	4B-707	DC	Planmark, Inc,
7N-922	DC	Nuveen Arizona Premium Income Municipal Fund, Inc.	924220-2	DC	Plantavit Cooperative
6U-587	DC	Nuveen California Investment Quality Municipal Fun	10T-31	DC	PlantFloor.com, Incorporated
6O-119	DC	Nuveen California Municipal Market Opportunity Fun	6Q-17	DC	PLASMA COATINGS OF MN INC.
5Q-274	DC	Nuveen California Municipal Value Fund, Inc.	11T-304	DC	Platco Inc.
6L-326	DC	Nuveen California Performance Plus Municipal Fund,	3S-750	DC	PP AP Printing, Inc.
7C-755	DC	Nuveen California Quality Income Municipal Fund, I	1P-528	DC	Preferred Products, Inc.
6Z-691	DC	Nuveen California Select Quality Municipal Fund, I	4P-440	DC	PRIMEVEST Financial Services, Inc.
7J-486	DC	Nuveen Insured California Premium Income Municipal	7P-410	DC	Prism Strategic Services. Inc.
7R-176	DC	Nuveen Insured California Premium Income Municipal	1858660-2	DC	PRO HOME WORKS, INC.
7C-756	DC	Nuveen Insured Municipal Opportunity Fund, Inc.	O-1036	DC	Product Design & Engineering, Inc.
7J-487	DC	Nuveen Insured New York Premium Income Municipal F	F-724	DC	Professional Services Group, Inc.
6V-328	DC	Nuveen Insured Quality Municipal Fund, Inc.	6D-240	DC	Protective Coatings Technology, Inc.
6O-120	DC	Nuveen Investment Quality Municipal Fund, Inc.	1943577-2	DC	Provident Waste Solutions, Inc.
7N-323	DC	Nuveen Michigan Premium Income Municipal Fund, Inc	12P-641	DC	ProviNet Corporation
7C-757	DC	Nuveen Michigan Quality Income Municipal Fund, Inc	7G-884	DC	PROXIMITY CONTROLS CORP.
6L-992	DC	Nuveen Municipal Advantage Fund, Inc.	8Q-37512Q	DC	PTI Communications of Minnesota, Inc.
5V-912	DC	Nuveen Municipal Income Fund, Inc.	12Q-300	DC	Quantrell Cadillac, Inc.
6O-121	DC	Nuveen Municipal Market Opportunity Fund, Inc.	10R-743	DC	Quartz Surface Supplies, Inc.
5N-667	DC	Nuveen Municipal Value Fund, Inc.	8C-826	DC	Rainforest Cafe, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 11

Charter#	Type	Business Name	Charter#	Type	Business Name
6W-692	DC	Nuveen New Jersey Investment Quality Municipal Fund	10A-234	DC	RAY PETERSON CONSULTING, INC.
7N-324	DC	Nuveen New Jersey Premium Income Municipal Fund, I	2B-463	DC	Re-Cy-Co, Inc.
6U-586	DC	Nuveen New York Investment Quality Municipal Fund,	COOP-3761	DC	Recreational Equipment, Inc.
5Q-275	DC	Nuveen New York Municipal Value Fund, Inc.	9W-162	DC	RecruitUSA inc.
6L-327	DC	Nuveen New York Performance Plus Municipal Fund, I	9C-609	DC	RED LION INC.
7C-759	DC	Nuveen New York Quality Income Municipal Fund, Inc	4S-751	DC	Red Rock of Minnesota, Inc.
6Z-692	DC	Nuveen New York Select Quality Municipal Fund, Inc	3I-1140	DC	Redmond Products, Inc.
7C-760	DC	Nuveen Ohio Quality Income Municipal Fund, Inc.	11T-856	DC	Relativity Studio, Inc.
6H-429	DC	Nuveen Performance Plus Municipal Fund, Inc.	1256199-2	DC	Reliance Capital Corporation
7F-170	DC	Nuveen Premier Insured Municipal Income Fund, Inc.	3Z-1007	DC	ReliaStar Investment Research, Inc.
7C-761	DC	Nuveen Premier Municipal Income Fund, Inc.	9V-572	DC	ReliaStar Payroll Agent, Inc.
7F-169	DC	Nuveen Premium Income Municipal Fund 2, Inc.	10E-439	DC	REM ARROWHEAD, INC.
7R-170	DC	Nuveen Premium Income Municipal Fund 4, Inc.	3Y-546	DC	REM Central Lakes, Inc.
5X-310	DC	Nuveen Premium Income Municipal Fund, Inc.	2Q-574	DC	REM Consulting & Services, Inc.
6X-691	DC	Nuveen Quality Income Municipal Fund, Inc.	6B-752	DC	REM Health, Inc.
6X-692	DC	Nuveen Select Quality Municipal Fund, Inc.	2M-309	DC	REM Heartland, Inc.
4V-196	DC	REM Hennepin, Inc.	800473-4	DC	Stone Systems of the Bay Area, Inc.
9N-383	DC	REM Home Health, Inc.	V-645	DC	Straus Knitting Mills, Inc.
6X-824	DC	REM Management, Inc.	11E-827	DC	Street Eats Limited
9R-94	DC	REM Minnesota Community Services, Inc.	789804-2	DC	Stringer Business Systems, Inc.
6W-354	DC	REM Minnesota, Inc.	8C-377	DC	Sunnyside, Inc.
9X-102	DC	REM North Star, Inc.	8K-515	DC	Sunrise Publications, Inc.
5O-246	DC	REM Ramsey, Inc.	1196358-2	DC	Sunsoft Consulting Inc.
6M-347	DC	REM River Bluffs, Inc.	12A-487	DC	SuperShuttle of Minnesota, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 12

Charter#	Type	Business Name	Charter#	Type	Business Name
4V-528	DC	REM South Central Services, Inc.	2139622-2	DC	SUPERVALU India, Inc.
3R-467	DC	REM Southwest Services, Inc.	4X-214	DC	SUPERVALU Pharmacies, Inc.
8I-635	DC	REM Woodvale, Inc.	2139622-3	DC	SUPERVALU Services USA, Inc.
3X-322	DC	REM, Inc.	7C-793	DC	Supervalu Transportation, Inc.
10B-951	DC	Rice Farm Supply, Inc.	4G-227	DC	Surgicare of Minneapolis, Inc.
5G-671	DC	RIDGEDALE PRINTS PLUS, INC.	1369501-2	DC	Susan Meech, Inc.
983954-3	DC	Right Click Technologies Incorporated	1818187-2	DC	Swanson Property and Realty, Inc.
11Q-818	DC	Rise to Fame Inc.	1121424-4	DC	Sweet Endeavor Inc.
1T-474	DC	Risk Planners, Inc.	26671-AA	DC	Syracuse Mining Company
4N-316	DC	Ritrama, Inc.	1761626-4	DC	TAMARACK MATERIALS NORTHLAND, INC.
1468701-2	DC	Rita Technologies INC.	3W-799	DC	Tamarack Materials, Inc.
5S-987	DC	Rogers Benefit Group, Inc.	1461058-2	DC	TCF International Operations, Inc.
3N-166	DC	Rosco Manufacturing Company	10G-141	DC	TCF Investments Management, Inc.
Q-487	DC	Rosemount Inc.	5Y-476	DC	TCI Cablevision of Minnesota, Inc.
Y-702	DC	Sanford Associates, Inc.	1145272-2	DC	TCIC, INC.
1467757-2	DC	SCC Holding Corporation	12B-352	DC	Technology Savings Group, Inc.
9O-920	DC	Schreiber Technologies, Inc.	2139230-2	DC	Templeton Funds Annuity Company
12I-911	DC	Schwan’s Global Consumer Brands, Inc.	1E-182	DC	Temroc Metals, Inc
12I-913	DC	Schwan’s Global Food Service, Inc.	5K-62	DC	Tescom Corporation
1253236-6	DC	Schwan’s Global Home Service, Inc.	12A-420	DC	The Firebaugh Group, Inc.
12L-841	DC	Schwan’s Global Supply Chain, Inc.	4M-383	DC	The HoneyBaked Ham Company

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 13

Charter#	Type	Business Name	Charter#	Type	Business Name
12I-915	DC	Schwan’s Research and Development, Inc.	11L-595	DC	The Kenna Group Corporation
12O-989	DC	Schwan’s Sales Enterprises, Inc.	4Q-68	DC	THE KOSKOVICH COMPANY, INC.
F-797	DC	Scott-Rice Telephone Co.	3F-333	DC	The Miller Publishing Company, Inc.
2I-166	DC	Sealy of Minnesota, Inc.	11P-181	DC	The News Room Inc.
1623418-2	DC	Shebec Mobile Solutions Inc.	10Q-468	DC	The Noodle Shop, Co. - Minnesota, Inc.
1532147-2	DC	Shivasai Global Technologies Inc	4W-1023	DC	THE PRESS OF OHIO, INC.
10S-379	DC	Shultz & Associates, Ltd.	12I-912	DC	The Schwan Food Company
2111638-2	DC	Sierra Vista Natural Foods Cooperative	2Y-349	DC	The Sportsman’s Guide, Inc.
980010-2	DC	Silestone & Marble Distribution Services West Coas	1R-698	DC	The Waukon Corporation
2183145-2	DC	SILVER STATE FINANCIAL SERVICES OF MINNESOTA, INC.	5B-554	DC	ThorWorks Industries, Inc.
699372-3	DC	Simply Perches, Incorporated	2118022-2	DC	Tig-Co, Inc.
8M-497	DC	Sine Qua Non, Incorporated	11F-483	DC	Tigerquote.com Insurance Agency of Minnesota, Inc.
1449866-2	DC	Skippy Transportation inc	544080-2	DC	TMCK ASSOCIATES, INC.
10Q-571	DC	Skyway Printing & Copying Inc.	560410-4	DC	Toll MN GP Corp.
4R-1173	DC	SMCA, Inc.	1254089-2	DC	Total Care Pharmacy, Inc.
11E-992	DC	SoftLink Solutions, Inc.	5N-591	DC	Total In-Store Merchandising Enterprises. Inc.
6L-316	DC	Sontra Medical Corporation	2N-1048	DC	Tower Systems, Inc.
10Z-560	DC	Sopheon Corporation	1510327-2	DC	TPB, Inc.
5Y-862	DC	Southern Minnesota Construction Company, Inc.	11T-489	DC	TRANSAMERICA RETIREMENT MANAGEMENT, INC.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 14

Charter#	Type	Business Name	Charter#	Type	Business Name
8S-770	DC	SOUTHERN MINNESOTA SHOPPERS, INC.	6D-697	DC	Transworld Network, Corp.
1836923-2	DC	Sportsman’s Recipes, Inc.	1C-955	DC	Triad Investments, Inc.
5R-264	DC	Spruce Ridge, Inc.	1889991-2	DC	Triple J C Inc.
1Z-594	DC	St. Cloud Surgical Center, Inc.	1M-1074	DC	TTM Advanced Circuits, Inc.
2189459-2	DC	STAMM & LARSON INCORPORATED	9M-494	DC	Tutronics Corporation
IC-445	DC	Stearns Inc.	1U-909	DC	U-Haul Co. of Minnesota
1V-871	DC	Stevens Van Lines, Inc.	5M-225	DC	ULTRA PAC, INC.
549-AA	DC	STOCKBRIDGE INSURANCE COMPANY	5X-916	DC	ULTRA PURE SYSTEMS INC.
9Y-436	DC	Stone Suppliers, Inc.	2M-698	DC	United HealthCare Services, Inc.
12K-113	DC	Stone Systems & Services, Inc.	1J-780	DC	United Steel Products Company, Inc.
2X-615	DC	UnitedHealth Group Incorporated
5D-113	DC	VADEKO U.S.A. INC.
llF-226	DC	Valspar Credit Corporation
llN-582	DC	Valspar Sourcing, Inc.
6S-663	DC	Valu Ventures, Inc.
2T-24 DC	DC	VAN BLOEM, INC.
2W-979	DC	Vans of Minnesota, Inc.
4K-74	DC	Varsity Spirit Fashions Supplies, Inc.
14945l9-2	DC	Venn Software Solutions Inc.
4Z-319	DC	Veolia ES Rolling Hills Landfill, Inc.
12A-804	DC	Veolia ES Vasko Rubbish Removal, Inc.
3I-535	DC	Veolia ES Vasko Solid Waste, Inc.
1792666-2	DC	Verista Imaging, Inc.
4P-346 OC	DC	Verso Technologies, Inc.
6W-662	DC	VHG, INC.
llD-555	DC	Vibes Technologies, Inc.
1296728-2	DC	Video Chat Systems Inc.
2I-1138	DC	Viking Materials, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 15

Charter#	Type	Business Name	Charter#	Type	Business Name
7L-758	DC	Voyageur Disposal Processing, Inc.
10G-623	DC	W.J. Clark & Company, Inc.
9W-498	DC	Wasatch Funds, Inc.
lW-613	DC	Waste Management of Minnesota, Inc.
141-AA	DC	Waterous Company
11J-634	DC	Watershed Gutters, Inc.
5A-256	DC	WAYZATA PHYSICAL THERAPY CENTER, INC.
3W-975	DC	Web.com, Inc.
3X-954	DC	West Materials, Inc.
6D-86	DC	West Suburban Health Partners, Inc.
1644466-2	DC	Widell Real Estate Properties Inc.
3T-26	DC	Willis of Minnesota, Inc.
2-AA	DC	Wilton Reassurance Company
I-553	DC	Woodlake Sanitary Service, Inc.
4T-750	DC	Wound Care Centers, Inc.
10T-54	DC	WriteWright, Inc.
11L-545	DC	WRS Inc.
9U-946	DC	XPERTECH SOLUTIONS INC.
1996011-2	DC	Zimmerman Adjusting Inc.

Office of the Minnesota Secretary of State

Minnesota Business & Nonprofit Corporations

Amendment to Articles of Incorporation

Minnesota Statutes, Chapter 302A or 317A

Read the instructions before completing this form.

Filing Fee: $55 for expedited service in-person and online filings, $35 for mail

1. Corporate Name: (Required)

Veolia ES Rolling Hills Landfill, Inc.

List the name of the company prior to any desired name change

2. This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

N/A

Format: (mm/dd/yyyy)

3. The following amendment(s) to articles regulating the above corporation were adopted: (Insert text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional pages.

ARTICLE 1

The name of the Corporation shall be Advanced Disposal Services Rolling Hills Landfill, Inc.

4. This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A or 317A.

5. I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. I further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

November 29, 2012
Signature of Authorized Person or Authorized Agent	Date

Email Address for Official Notices

Enter an email address to which the Secretary of State can forward official notices required by law and other notices:

CSBROWN@WINSTON.COM

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[X] Check here to have your email address excluded from requests for bulk data to the extent allowed under Minnesota law.

List a name and daytime phone number of a person who can be contacted about this form:

CAMERON BROWN	212-294-5306
Contact Name	Phone Number

Entities that own, lease or have any financial interest in agricultural land or land capable of being farmed must register with the MN Dept. of Agriculture’s Corporate Farm Program.

Does this entity own, lease, or have any financial interest in agricultural land or land capable of being farmed?

Yes [X]        No [    ]

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